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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 16, 2005



                   BEAR STEARNS ASSET BACKED SECURITIES I LLC.
                   -------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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                Delaware                        333-113636                    20-0842986
            ----------------                  ----------------           -------------------
            (STATE OR OTHER                  (COMMISSION FILE            (I.R.S. EMPLOYER
             JURISDICTION OF                      NUMBER)                 IDENTIFICATION NO.)
             INCORPORATION)


          383 Madison Avenue
           New York, New York 10l79                                             10179
----------------------------------------                                  -------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                      (ZIP CODE)

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Registrant's telephone number, including area code, is (212) 272-2000

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Item 9.01         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.
                  --------------------------------------------------------------

                  (a)   Not applicable

                  (b)   Not applicable

                  (c)   Exhibits:

                  1. The exhibits accompanying this report are listed in the accompanying Exhibit Index.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                      BEAR STEARNS ASSET BACKED SECURITIES I LLC


                                      By:  /s/ Joseph Jurkowski
                                      ------------------------------------------
                                      Name:    Joseph Jurkowski
                                      Title:   Managing Directorf

Dated:   February 16, 2005



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                                  EXHIBIT INDEX


The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-113636, as noted below:

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                        Item 601(a) of
                       Regulation S-K
Exhibit Number            Exhibit No.           Sequentially Numbered Description                   Page
--------------         ----------------         ---------------------------------                   ----

      1                       5.1               Opinion of Greenberg Traurig, LLP with                4
                                                respect to legality

                                                Opinion of Greenberg Traurig, LLP with                4
                              8.1               respect to federal income tax matters
                                                (contained in Exhibit 5.1)

                                                Consent of Greenberg Traurig, LLP                     4
                              23.1              (contained in Exhibit 5.1)


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